                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                               Featherlite, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

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     (4) Date Filed:

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



                                FEATHERLITE, INC.


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   to be held
                                  May 18, 2001



     The Annual Meeting of Shareholders of Featherlite, Inc. will be held at the Cresco Country Club, 22006 115th Street, Cresco, Iowa, on Friday, May 18,
2001, at 10:00 a.m. (Central Daylight Time), for the following purposes:

     1.   To set the number of members of the Board of Directors at seven (7).

     2.   To elect directors of the Company for the ensuing year.

     3. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

     Only shareholders of record shown on the books of the Company at the close of business on March 20, 2001, will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your Proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning the Proxy will help avoid further solicitation expense to the Company.

     This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.



                                                            Gary H. Ihrke,
                                                            Secretary

Dated:   April 10, 2001
         Cresco, Iowa

                                FEATHERLITE, INC.


                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Shareholders
                             to be held May 18, 2001



                                  INTRODUCTION

     Your Proxy is solicited by the Board of Directors of Featherlite, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on May 18, 2001, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

     The cost of soliciting Proxies, including preparing, assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally or by telephone.

     Any shareholder giving a Proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written Proxy with an officer of the Company. Personal attendance at the meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the meeting.

     Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

     The mailing address of the Company's principal executive office is Highways 63 and 9, P.O. Box 320, Cresco, Iowa 52136. The Company expects that this Proxy Statement and the related Proxy and Notice of Annual Meeting will first be mailed to shareholders on or about April 10, 2001.

                      OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed March 20, 2001, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 20, 2001, 6,535,104 shares of the Company's Common Stock were issued and outstanding. Such Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors.

                             PRINCIPAL SHAREHOLDERS

     The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock as of March 20, 2001:


                                                      AMOUNT AND
NAME AND ADDRESS                                   NATURE OF SHARES                  PERCENT
OF BENEFICIAL OWNER                              BENEFICIALLY OWNED(1)               OF CLASS
---------------------------------------------------------------------------------------------

Conrad D. Clement(2)                                 1,637,500                         24.9%
Tracy J. Clement(2)                                  1,022,500                         15.6%
Larry D. Clement(2)                                  1,000,000                         15.3%
Eric P. Clement(2)                                     414,700                          6.3%

(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares which include currently exercisable options shown in the following table.

(2)   Address:  Highways 63 and 9, P.O. Box 320, Cresco, Iowa 54136.


                            MANAGEMENT SHAREHOLDINGS

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of March 20, 2001, by each executive officer of the Company named in the Summary Compensation Table, by each director and director nominee for reelection and by all directors and executive officers (including the named individuals) as a group:


       NAME OF DIRECTOR OR OFFICER OR                NUMBER OF SHARES               CURRENTLY               PERCENT
              IDENTITY OF GROUP                    BENEFICIALLY OWNED(1)           EXERCISABLE            OF CLASS(3)
                                                                                   OPTIONS(2)
---------------------------------------------------------------------------------------------------------------------

Conrad D. Clement                                     1,637,500                         37,500           24.9%
Tracy J. Clement                                      1,022,500                         22,500           15.6%
Eric P. Clement                                         414.700                         14,700            6.3%
Jeffery A. Mason                                        127,200                        117,200            1.9%
Gary H. Ihrke                                           117,200                        117,200            1.8%
Thomas J. Winkel                                         15,553 (4)                     14,553             *
Charles A. Elliott                                        8,000 (4)                      3,000             *
Kenneth D. Larson                                        36,053 (4)(5)                  14,553             *
Terry E. Branstad                                         6,000 (4)                      6,000             *
Officers and Directors as a group (10 persons)        4,384,706                        347,206           63.7%

* Less than 1%

(1)  See Note (1) to preceding table.

(2) Such shares are not currently outstanding but may be purchased upon exercise of currently exercisable options and are included in the number of shares beneficially owned.

(3) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 20, 2001, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by the group.

(4) Does not include 3,000 shares subject to an option which will be granted to and become purchasable by such individual on the date of the Annual Meeting pursuant to an automatic grant under the Company's 1994 Stock Option Plan.

(5)   Includes 1,000 shares held by Mr. Larson's wife.

                              ELECTION OF DIRECTORS
                              (Proposals #1 and #2)

GENERAL INFORMATION

     The Bylaws of the Company provide that the number of directors shall be determined by the shareholders at each annual meeting. The Board of Directors recommends that the number of directors be set at seven. Under applicable Minnesota law, approval of the proposal to set the number of directors at seven requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

     In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year or until his successor is duly elected and qualified. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence. The election of each nominee requires the affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting.

     The following table provides certain information with respect to the nominees for director.


           Name                     Age              Positions Held
           ----                     ---              --------------
           Conrad D. Clement         57              President, Chief Executive Officer and Director
           Jeffery A. Mason          60              Chief Financial Officer and Director
           Tracy J. Clement          34              Executive Vice President and Director
           Terry E. Branstad         55              Director
           Kenneth D. Larson         60              Director
           Thomas J. Winkel          58              Director
           Charles A. Elliott        68              Director


     CONRAD D. CLEMENT has been the Chairman, President and Chief Executive Officer and a director of the Company since its inception in 1988. From 1969 to 1988, Mr. Clement was the President and principal owner of several farm equipment and agricultural businesses. Mr. Clement is also the President and Chief Executive Officer and a shareholder of Featherlite Credit Corporation, an affiliate of the Company ("Featherlite Credit"). See "Certain Transactions". Mr. Clement is the brother of Larry D. Clement, a shareholder of the Company and the father of Tracy J. Clement and Eric P. Clement.

     JEFFERY A. MASON has been the Chief Financial Officer and Controller of the Company since August 1989 and has been a director of the Company since June 1993. From 1969 to 1989, Mr. Mason served in various financial management capacities with several companies, including Arthur Andersen LLP and Carlson Companies, Inc. Mr. Mason is a certified public accountant.

     TRACY J. CLEMENT has been Executive Vice President and a director of the Company since 1988. Prior to 1988, Mr. Clement was a shareholder and manager of several farm equipment and agricultural businesses with his father, Conrad D. Clement. Mr. Clement is also an officer and shareholder of Featherlite Credit. See "Certain Transactions."

     THOMAS J. WINKEL, a director of the Company since August 1994, has been a financial and management consultant and private investor since January 1, 1994. From 1990 to 1994, Mr. Winkel was Chairman, President and Chief Executive Officer of Road Rescue, Inc., a manufacturer of emergency response vehicles. From 1967 to 1990, Mr. Winkel served in various professional capacities with Arthur Andersen LLP., the last five years as Managing Partner of its St. Paul office. Mr. Winkel also serves as a director of Marten Transport, LTD.

     KENNETH D. LARSON, a director of the Company since August 1994, joined Polaris Industries in September 1988 as Executive Vice President/Operating Officer and was named President and Chief Operating Officer in July 1989. Mr. Larson retired from Polaris in September, 1998. Mr. Larson is a director and chairman of Restaurant Technologies, Inc., a private company.

     TERRY E. BRANSTAD a director of the Company since 1999, served as governor of the state of Iowa from 1982 to 1999. Governor Branstad is an attorney-at-law and also currently serves as a director of Mid American Energy Holdings Company and a number of other private companies and organizations.

     CHARLES A. ELLIOTT, a director of the Company since 2000, joined Crenlo, Inc., a manufacturer of cabs and ROPS for agricultural and construction equipment, in 1951 and was named President, Chief Executive Officer and Chairman in 1985, a position held until October 1999 when the Company was sold. Mr. Elliott currently serves as an advisory board member and trustee for several private companies and organizations.

 DIRECTORS' FEES

         Directors who are not employees of the Company are compensated at the rate of $4,000 for each quarterly Board meeting attended, including two committee meetings per year, $2,000 for each special Board meeting as required, plus $1,000 per quarter. In addition, pursuant to the Company's 1994 Stock Option Plan, as amended, non-employee directors will receive automatic grants of nonqualified stock options to purchase 3,000 shares upon their initial election to the Board and upon their re-election by the shareholders. The exercise price shall be 100% of the Common Stock's current fair market value as of the date of grant. Each nonqualified stock option granted to non-employee directors shall be immediately exercisable and shall expire five (5) years after the date of grant. As of May 13, 2000, the date of the 2000 Annual Meeting, Messrs. Thomas J. Winkel, Charles A. Elliott, Kenneth D. Larson and Terry E. Branstad each received an option for the purchase of 3,000 shares at an exercise price of $4.125 per share

COMMITTEE AND BOARD MEETINGS

     The Company's Board of Directors has two standing Committees, the Audit Committee and the Compensation Committee. The Audit Committee, whose members during fiscal 2000 were Messrs. Winkel, Elliott, Branstad and Larson, is responsible for reviewing the Company's internal audit procedures, the quarterly and annual financial statements of the Company and, with the Company's independent public accountants, the results of the annual audit. The Audit Committee met twice during fiscal 2000. The Compensation Committee, whose members during fiscal 2000 were Messrs. Elliott, Winkel, Larson and Branstad, recommends compensation of officers of the Company. The Compensation Committee met twice during fiscal year 2000. The Board does not have a nominating committee.

     During fiscal 2000, the Board held four regular meetings and seven special meetings. Each director attended 75% or more of the total number of meetings of the Board and of Committees of which he was a member.

AUDIT COMMITTEE REPORT

    The Board of Directors maintains an Audit Committee comprised of the Company's four outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, Rule 4310(c)(26)(B)(i), including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200(a)(15).

    In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

     (1) reviewed and discussed the audited financial statements with management;

     (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

     (3) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission.

                         Members of the Audit Committee:
                            Thomas J. Winkel (Chair)
                                Terry E. Branstad
                               Charles A. Elliott
                                Kenneth D. Larson

                              CERTAIN TRANSACTIONS

     Featherlite Credit Corporation ("Featherlite Credit"), which provides retail financing to customers of the Company's dealers, is wholly-owned by the following officers, directors and shareholders of the Company: Conrad D. Clement (40%), Tracy J. Clement (25%), Larry D. Clement (25%), and Eric P. Clement (10%).

     Featherlite Credit leases trailers and coaches to outside parties under operating leases with terms varying from three to six years. It buys trailers and coaches from Featherlite dealers and in some cases, directly from the Company at normal selling prices and pays for the trailers at the time the lease is signed. Aggregate trailer sales of $988,000 were made by the Company to Featherlite Credit in 2000 Featherlite Credit was not indebted to the Company for transactions related to such sales at December 31, 2000.

     Clement Auto and Truck, Inc. ("CATI"), which is wholly-owned by Larry D. Clement, is an authorized FEATHERLITE(R) dealer located in Fort Dodge, Iowa. Sales to CATI were $1.5 million in 2000. All such sales were on terms and conditions comparable to those available to other Company dealers. CATI was not indebted to the Company for transactions related to such sales at December 31, 2000.

     In July 1999, the Company renewed for another five years a lease agreement with Conrad D. Clement, Tracy J. Clement and Eric P. Clement, each equal owners of a loader. Aggregate payments under this lease will total $118,500 over the lease term. In addition, the Company insures the loader and pays all ordinary maintenance and expenses related to the loader. In 2000, payments under this lease totaled $23,712,

     In June and October 2000, the Company entered into agreements with Clement Properties, LLC, an entity equally owned by Conrad D. Clement, Tracy J. Clement, and Eric P. Clement, to lease a total of six forklifts for a term of four years. Aggregate payments under these leases will total $240,200 during their terms. In addition, the Company insures the forklifts and pays all ordinary maintenance and operating expenses related to the equipment. In 2000, rental payments totaled $19,918.

                             EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Compensation Committee Interlocks and Insider Participation. During fiscal 2000, the Compensation Committee of the Board of Directors of the Company was composed of directors Thomas J. Winkel, Charles A. Elliott, Kenneth D. Larson and Terry E. Branstad. None of the members of the Committee is or ever has been an employee or an officer of the Company and none is affiliated with any entity (other than the Company) with which an executive officer of the Company is affiliated.

     Compensation Plan. The executive compensation plan adopted by the Compensation Committee is comprised of base salaries, annual performance bonuses, long-term incentive compensation in the form of stock options, and various benefits in which all qualified employees of the Company participate. In addition, the Compensation Committee from time to time may award special cash bonuses or stock options related to non-recurring, extraordinary performance.

     The Compensation Committee adopted an approach of paying annual base salaries which are on the moderate side of being competitive in its industry, taking into account particular positive and negative aspects of the Company's location in rural Iowa, and of awarding cash bonuses based on achievement of specific annual goals. The goals are established annually by the Compensation Committee. Options are currently being determined on an individual basis.

     Generally, if the Company achieves its earnings per share goal and also one or more of its sales, income before taxes and return on assets objectives for the year, each executive officer will accrue a bonus which is equal to 65 percent of the officer's base pay (85 percent for the chief executive officer
(CEO). If the Company's performance achieves the earnings per share goal and is no more than 10 percent below its other objectives, each officer will accrue a bonus equal to 32.5 percent of base pay (42.5 percent for CEO). If the performance is 105 percent or more of each objective, each officer accrues a bonus of 71.5 percent of base pay (93.5 percent for CEO). If the Company's performance is more than 105 percent of each objective, each officer may accrue a bonus of up to 130 percent of base pay (170 percent for CEO). Bonuses are prorated for Company performance which falls between these achievement percentages. Each of the objectives other than earnings per share is weighted as a percentage of the total and may be achieved on a stand-alone basis. The earnings per share goal must be achieved for any bonus to be earned regardless of the achievement of the other goals. Bonuses are paid in the calendar year following the year in which they are earned by the officers.

     In 2000, the Company did not achieve its earnings per share goal and, therefore, no bonuses were earned by any of the executive officers.

     Compensation in 2000 and 2001. The Compensation Committee made adjustments in the base annual salaries of officers to reflect changes in levels of responsibilities and individual performance. For 2001, base salaries for executive officers named in the compensation table below, except for Conrad D. Clement which will remain unchanged, will increase by 2% in 2001 and are as follows: Conrad D. Clement - $356,000; Tracy J. Clement - $226,440; Jeffery A. Mason - $149,940; Gary Ihrke - $149,940; and Eric Clement - $135,660.

     Chief Executive Officer Compensation. Conrad D. Clement served as the Company's Chief Executive Officer in 2000. His compensation was $356,000 and he earned no bonus under the compensation plan. For 2001, the Compensation Committee has established a base salary of $356,000 and Mr. Clement is eligible for a cash bonus of up to 85 percent of base salary (170 percent if 200 percent of defined performance objectives are achieved) on the same basis as other officers as described above.

                      Members of the Compensation Committee
                            Kenneth D. Larson (Chair)
                                Thomas J. Winkel
                                Terry E. Branstad
                               Charles A. Elliott

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and to the Company's other executive officers whose salary and bonus for fiscal 2000 exceeded $100,000:


                                                                                                Long Term
                                                   Annual Compensation                        Compensation


          Name and               Fiscal         Salary ($)        Bonus ($)       Other(1)      Securities        All Other
     Principal Position           Year                                                          Underlying         Compen-
                                                                                                 Options/        sation ($)
                                                                                                  SARs(#)
------------------------------------------------------------------------------------------------------------------------------


Conrad D. Clement,                2000           345,500              -0-           7,969          -0-              10,500(2)
President and Chief               1999           345,346              -0-           1,894          -0-              10,000
Executive Officer                 1998           329,000            74,580          3.255         50,000            10,000

------------------------------------------------------------------------------------------------------------------------------

Tracy J. Clement,                 2000           211,500             -0-              253           -0-             10,500(2)
Executive Vice President          1999           211,615             -0-            7,740           -0-             10,000
                                  1998           202,000            46.640          9,545          25,000           10,000

------------------------------------------------------------------------------------------------------------------------------

Jeffery A. Mason,                 2000           138,180             -0-            5,757           -0-              8,820(2)
Chief Financial Officer           1999           136,731             -0-            4,576           -0-             10,000
                                  1998           130,000            30,800          6,398         12,000            10,000

------------------------------------------------------------------------------------------------------------------------------

Gary H. Ihrke,                    2000           138,180             -0-              253           -0-              8,820(2)
Vice President of                 1999           136,731             -0-              178           -0-             10,000
Operations & Secretary            1998           130,000            30,800          2,126         12,000            10,000

------------------------------------------------------------------------------------------------------------------------------

Eric P. Clement,                  2000           125,020             -0-            7,297           -0-              7,980(2)
Vice President of  Sales          1999           122,989             -0-            8,784           -0-              8,784
                                  1998           111,252            26,620          5,600         12,000             9,748

------------------------------------------------------------------------------------------------------------------------------


(1) Related to automobiles and other fringe benefits.

(2) Company contribution to 401(k) Plan.

OPTION/SAR GRANTS DURING 2000 FISCAL YEAR

         There were no option/SAR grants to the named executive officers during fiscal year 2000.

OPTION/SAR EXERCISES DURING 2000 FISCAL YEAR AND FISCAL YEAR END OPTION/SAR
VALUES

     The following table provides information related to options exercised by the named executive officers during the 2000 fiscal year and the number and value of options held at fiscal year end.


                                                                                                     Value of
                                                                            Number of              Unexercised
                                                                           Unexercised             In-the-Money
                                                                         Options/SARs at         Options/SARs at
                                       Shares                               FY-End (#)            FY-End ($)(1)
                                    Acquired on          Value             Exercisable/            Exercisable/
Name                                Exercise (#)      Realized ($)        Unexercisable           Unexercisable
----------------------------------------------------------------------------------------------------------------
Conrad D. Clement                       -0-               -0-             30,000/20,000                $0/0
Tracy J. Clement                        -0-               -0-             15,000/10,000                $0/0
Jeffery A. Mason                        -0-               -0-             107,200/4,800                $0/0
Gary H. Ihrke                           -0-               -0-             107,200/4,800                $0/0
Eric P. Clement                         -0-               -0-              7,200/4,800                 $0/0

         (1) Based on the difference between $1.531 (the closing price of the Company's Common Stock on December 31, 2000 as reported by Nasdaq) and the option exercise price.

STOCK PERFORMANCE CHART

     The following chart compares the cumulative total shareholder return on the Company's Common Stock with the S&P 500 Index and an index of peer companies selected by the Company (the "Peer Group Index"). The comparison assumes $100 was invested on September 28, 1994 (the date the Company's Common Stock began trading) in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends

                    09/28/94    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98    12/31/99    12/31/00
                    --------    --------    --------    --------    --------    --------    --------    --------
Featherlite          $100.00     $162.50      $93.75     $102.08     $131.25      $95.83      $93.75      $25.52

Peer Group           $100.00     $121.77     $107.83     $152.53     $137.00     $158.29     $182.56     $204.16

S&P 500              $100.00      $98.80     $132.51     $159.35     $205.53     $264.44     $316.08     $284.03

     The Peer Group Index includes the following companies: Arctco, Inc., Harley Davidson, Inc., Miller Industries, Inc., Polaris Industries, Inc., Spartan Motors, Inc., Dorsey Trailers, Inc. and Wabash National Corp.


                         INDEPENDENT PUBLIC ACCOUNTANTS


         On August 17, 1999, the Company selected Arthur Andersen LLP to serve as the Company's independent public accountants for the 1999 fiscal year and ceased its client-auditor relationship with McGladrey & Pullen, LLP, the independent public accountant which had been engaged by the Company for prior years. The decision to change accountants was recommended by the Company's Audit Committee and approved by the Company's Board of Directors. The reports of McGladrey & Pullen, LLP on the Company's financial statements for the past two years contain no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits as of and for the years ended December 31, 1998 and 1997, there have been no disagreements between the Company and McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, LLP, would have caused it to make reference thereto in its report on the financial statements for the Company for such years.

     Arthur Andersen LLP has acted as the Company's independent auditors for the fiscal years ended December 31, 2000 and 1999, and has been selected to act as the Company's auditors for fiscal 2001. A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     AUDIT FEES. The estimated aggregate fees to billed by Arthur Andersen LLP for professional services rendered in connection with the audit of the Company's annual financial statements for fiscal 2000 and reviews of the financial statements included in the Company's Forms 10-Q for fiscal 2000 are $110,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION. Arthur Andersen LLP did not provide any services related to financial information systems design and implementation during 2000.

 ALL OTHER FEES. The aggregate fees billed by Arthur Andersen LLP for all other non-audit services rendered to the Company during fiscal 2000, including fees for tax-related services, employee benefit plan audits and business consulting services unrelated to financial information systems design and implementation were $177,500.

     The Company's Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining Arthur Andersen LLP's independence and has determined there is no conflict of interest.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 2000 all
Section 16(a) filing requirements applicable to Insiders were complied with.


                              SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2002 Annual Meeting must be received by the Company at its offices by November 26, 2001 to be considered for inclusion in the Company's proxy statement and related proxy for the 2002 Annual Meeting.

     Also, if a shareholder proposal intended to be presented at the 2002 Annual Meeting but not included in the Company's proxy statement and proxy is received by the Company after February 10, 2002, then management named in the Company's proxy form for the 2002 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting without including information about the proposal in the Company's proxy materials.

                                 OTHER BUSINESS

     The Board of Directors knows of no other matters to be presented at the meeting. If any other matter does properly come before the meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2000, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

     THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO CHIEF FINANCIAL OFFICER, FEATHERLITE, INC., HIGHWAYS 63 AND 9, BOX 320, CRESCO, IOWA 52136.

Dated: April 10, 2001
       Cresco, Iowa

                                                                     APPENDIX A



                             AUDIT COMMITTEE CHARTER

ORGANIZATION OF COMMITTEE
The Audit Committee (Committee) is a standing committee of the Board of Directors of Featherlite, Inc. (the Company). The Committee is to be composed of at least four independent directors who shall serve at the pleasure of the Board of Directors. Each member shall be free of any relationship that, in the opinion of the Board of Directors, would interfere in any way with their exercise of independent judgment as a Committee member. Committee members and the Committee Chairperson shall be designated by the full Board of Directors.

The Chair and the members of the Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified.

STATEMENT OF POLICY
The Committee shall provide assistance to the Company's Board of Directors in fulfilling their oversight responsibility to the Company's shareholders, potential shareholders, the investment community and other constituents, relating to corporate accounting and reporting practices of the Company, and the quality and integrity of the Company's financial reports. In so doing, it is the responsibility of the Committee to maintain free and open communication between the directors, the independent auditors, and the financial management of the Company.

COMMITTEE RESPONSIBILITIES
In meeting its responsibilities, the Committee believes its policies and procedures should remain flexible to best react to changing conditions and to ensure to the directors and shareholders that the Company's accounting and reporting practices are in accordance with all professional requirements and are of the highest quality. In fulfilling its responsibilities, the Committee will:

         o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the Company and its divisions and subsidiaries.

         o Ensure that the independent auditor submits a formal written statement regarding relationships and service which may impact independence and discuss any relevant matters with the auditors.

         o Meet at least two times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

         o Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to mitigate such risks to the Company and its related entities.

         o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized and, at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors. Review with the independent auditors and financial management the status of the prior year's audit recommendations.

         o Review with the independent auditors and financial and accounting personnel, the adequacy and effectiveness of the internal accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are necessary or desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Committee should periodically review the Company policy statements to determine their adherence to the code of conduct and/or conflict of interest statement.

         o Review with management and the independent auditors the financial statements contained in the annual report to shareholders to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review the nature and extent of any significant changes in accounting principles or the application thereof.

         o Review filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in those documents is consistent with the information contained in the financial statements.

         o Provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the quality of the Company's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

         o Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board of Directors.

         o Investigate any matter brought to the Committee's attention within the scope of its responsibilities, with the power to retain outside counsel, accountants or others for this purpose if, in the judgment of the Committee, that is appropriate.

         o The Committee shall perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

                                FEATHERLITE, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Conrad D. Clement and Tracy J. Clement, or either of them acting alone, with full power of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock of Featherlite, Inc. registered in the name of the undersigned, at the Annual Meeting of the Shareholders to be held on Friday, May 18, 2001, at 10:00 a.m. Central Daylight Time, at the Cresco Country Club, 22006 115th Street, Cresco, Iowa, and at all adjournments of such meeting. The undersigned hereby revokes all proxies previously granted with respect to such meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL.












        \/   DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED  \/




                        FEATHERLITE, INC. ANNUAL MEETING
 The Board of Directors recommends that you vote "FOR" the following proposals:

1. SET NUMBER OF DIRECTORS AT SEVEN:                                        [  ]  FOR   [  ]  AGAINST  [  ]  ABSTAIN

2. ELECTION OF DIRECTORS:   1 - CONRAD D. CLEMENT   2 - JEFFERY A. MASON
                            3 - TRACY J. CLEMENT    4 - THOMAS J. WINKEL    [  ]  FOR all nominees     [  ]  WITHHOLD AUTHORITY
                            5 - KENNETH D. LARSON   6 - TERRY E. BRANSTAD         listed to the              to vote for all
                            7 - CHARLES A. ELLIOTT                                left (except               nominees listed to the
                                                                                  as specified               left.
                                                                                  below).

(Instructions: To withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the box provided to the right.)


3. OTHER MATTERS: In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment.

Check appropriate box                     Date  ____________________________              NO. OF SHARES
Indicate changes below:
Address Change?                           [  ] Name Change?     [  ]



                                                                        [                                  ]

                                                                        SIGNATURE(S) IN BOX

                                                                        PLEASE DATE AND SIGN ABOVE exactly as
                                                                        name appears at the left, indicating,
                                                                        where appropriate, official position
                                                                        or representative capacity. If stock
                                                                        is held in joint tenancy, each joint
                                                                        owner should sign.